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                                                                   EXHIBIT 23.02


                          INDEPENDENT AUDITORS' CONSENT


We hereby consent to the use in this Registration Statement of Great Western Land and Recreation, Inc. on Amendment No. 2 to Form S-4 of our report dated February 17, 1999 for the year ended December 31, 1998, appearing in the prospectus, which is a part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such prospectus.


                                         \s\ Ehrhardt Keefe Steiner & Hottman PC
                                         ---------------------------------------
                                             Ehrhardt Keefe Steiner & Hottman PC


January 11, 2002
Denver, Colorado